UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: May 16, 2006 (Date of earliest event reported)
RG America, Inc. (Exact name of registrant as specified in its charter)

NV (State or other jurisdiction of incorporation)	0-80429 (Commission File Number)	75-2823489 (IRS Employer Identification Number)

1507 Capital Ave., #101 (Address of principal executive offices)		75074 (Zip Code)
972-919-4774 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Attached as Exhibit 99.1, and incorporated herein by reference, is the press release the Company issued on May 16, 2006, reporting the first quarter financial results.

Item 7.01. Regulation FD Disclosure

On May 16, 2006, Registrant issued a press release reporting the first quarter 2006 financial results. A copy of the May 16th press release, attached hereto as Exhibit 99.1, is being furnished pursuant to Regulation FD and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits

(a) Financial Statements:
None
(b) Pro forma financial information:
None
(c) Shell company transactions:
None

            99.1       Press Release of RG America, Inc. dated May 16, 2006

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2006	RG AMERICA, INC. By: /s/ John E. Rea John E. Rea CEO

Exhibit Index
Exhibit No.	Description
99.1	Press Release of RG America, Inc. dated May 16, 2006